UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 16, 2012 (October 16, 2012)

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Spectra Energy Corp (also referred to as “we” and “our”) is filing this Current Report on Form 8-K to reflect the retrospective adoption of a new accounting pronouncement with respect to the financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2011 (our 2011 Form 10-K).

We adopted Accounting Standards Update 2011-05, Presentation of Comprehensive Income (ASU 2011-05), effective January 1, 2012. ASU 2011-05 amended Accounting Standards Codification Topic 220, Comprehensive Income, and eliminated the option to report other comprehensive income and its components in the statement of changes in equity. This accounting pronouncement allows an entity an option to present the components of net income and other comprehensive income in one continuous statement or in two separate, but consecutive, statements. We elected to present the components of net income and other comprehensive income in two separate, but consecutive, statements.

The following presents the retrospective application of ASU 2011-05 for each of the years ended December 31, 2011, 2010 and 2009. This information should be read in conjunction with the consolidated financial statements included in our 2011 Form 10-K.

SPECTRA ENERGY CORP

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)

(In millions)

	Years Ended December 31,
	2011	2010	2009
Net Income	$1,282	$1,129	$924

Other comprehensive income (loss):
Foreign currency translation adjustments	(181)	344	807
Unrealized mark-to-market net loss on hedges	(3)	(28)	(9)
Reclassification of cash flow hedges into earnings	9	1	1
Pension and benefits impact	(159)	(7)	(7)
Other	14	—	—

Total other comprehensive income (loss)	(320)	310	792

Total Comprehensive Income, net of tax	962	1,439	1,716
Less: Comprehensive Income—Noncontrolling Interests	100	96	86

Comprehensive Income—Controlling Interests	$862	$1,343	$1,630

SPECTRA ENERGY CORP

CONDENSED CONSOLIDATING STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)

(In millions)

	Spectra Energy Corp	Spectra Capital	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Year Ended December 31, 2011
Net income	$1,184	$1,183	$1,764	$(2,849)	$1,282
Other comprehensive income (loss)	(21)	2	(301)	—	(320)

Total comprehensive income, net of tax	1,163	1,185	1,463	(2,849)	962
Less: comprehensive income—noncontrolling interests	—	—	100	—	100

Comprehensive income—controlling interests	$1,163	$1,185	$1,363	$(2,849)	$862

Year Ended December 31, 2010
Net income	$1,049	$1,062	$1,572	$(2,554)	$1,129
Other comprehensive income (loss)	7	(9)	312	—	310

Total comprehensive income, net of tax	1,056	1,053	1,884	(2,554)	1,439
Less: comprehensive income—noncontrolling interests	—	—	96	—	96

Comprehensive income—controlling interests	$1,056	$1,053	$1,788	$(2,554)	$1,343

Year Ended December 31, 2009
Net income	$849	$857	$1,314	$(2,096)	$924
Other comprehensive income (loss)	45	(9)	756	—	792

Total comprehensive income, net of tax	894	848	2,070	(2,096)	1,716
Less: comprehensive income—noncontrolling interests	—	—	86	—	86

Comprehensive income—controlling interests	$894	$848	$1,984	$(2,096)	$1,630

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

*101.INS	XBRL Instance Document.
*101.SCH	XBRL Taxonomy Extension Schema.
*101.CAL	XBRL Taxonomy Extension Calculation Linkbase.
*101.DEF	XBRL Taxonomy Extension Definition Linkbase.
*101.LAB	XBRL Taxonomy Extension Label Linkbase.
*101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

Date: October 16, 2012	/s/ Allen C. Capps

Allen C. Capps
Vice President and Controller